                                                                   EXHIBIT 10.46

                     SECURED PARTICIPATING PROMISSORY NOTE

          This Secured Participating Promissory Note (the "Note") is made and
                                                           ----
entered into as of this 18th day of August, 1998, between National Golf Operating Partnership, L.P., a Delaware limited partnership ("Lender"), and The
                                                              ------
Badlands Golf Club, Inc., a Nevada corporation ("Borrower").
                                                 --------

                                   RECITALS
                                   --------

          A.  Lender has agreed to make the loan (the "Loan") to Borrower
                                                       ----
pursuant to that certain Loan Agreement dated as of August 18, 1998, by and between Lender and Borrower (the "Loan Agreement").
                                  --------------

          B. The Loan will be secured by, among other things, first mortgage liens on Borrower's leasehold estate in the property known as "Badlands Golf Club" (the "Property") pursuant to the Deed of Trust (as defined below).
            --------

          C. The Loan will bear interest at the Annual Base Interest Rate (as defined below).

          D. In further consideration of the Loan to Borrower, Lender shall participate in certain of the Property's revenues and appreciation in value in accordance with the terms and conditions set forth herein.

                                PROMISE TO PAY
                                --------------

          FOR VALUE RECEIVED, Borrower hereby promises to pay to Lender or its order, at such place as the holder hereof may from time to time direct, the principal sum of $22,648,535.49, plus principal in an amount up to $315,000 representing the Capital Improvement Advance made concurrently herewith or after the date hereof (the "Loan Amount"), together with interest from August 20, 1998
                      -----------
on the outstanding principal amount at the rate set forth herein below.

                                   ARTICLE 1.

                                  DEFINITIONS
                                  -----------

          As used in this Note, the following terms shall have the meanings hereinafter set forth:

          1.1.  "Additional Interest" for any period shall mean the extent to
                 -------------------
which the sum of (i) 8% of Other Revenue for such period, plus (ii) the applicable percentage of Course Revenue for such period, exceed the Annual Base Interest for such period. The applicable percentage of Course Revenue for any period shall be as set forth below:

               Stub Year (1998):  36.50%
               Year 1 (1999):     36.50%
               Year 2 (2000):     36.95%
               Year 3 (2001):     39.40%
               Year 4 (2002):     40.35%
               Year 5 (2003) and  42.75%
               beyond:

provided, however, that if the Second Closing occurs, then from and after the Second Closing, the applicable percentages of Course Revenue shall be as follows:
               Stub Year (1998):  19.50%
               Year 1 (1999):     19.50%
               Year 2 (2000):     19.65%
               Year 3 (2001):     21.04%
               Year 4 (2002):     21.55%
               Year 5 (2003) and  22.90%
               beyond:


          1.2.  "Affiliate" means as to any Person, any other Person directly or
                 ---------
indirectly controlling, controlled by, or under common control with, that Person.

          1.3.  "Annual Base Interest" means the amount of interest accruing for
                 --------------------
any applicable period at the Annual Base Interest Rate.

          1.4.  "Annual Base Interest Rate" or "Base Interest Rate" means, with
                 -------------------------      ------------------
respect to the Stub Year, 8.75% per annum, and for each following Fiscal Year, the Annual Base Interest Rate (or Base Interest Rate) shall be at the per annum rate as set forth below:

               Year 1 (1999)      8.75%
               Year 2 (2000):     9.00%
               Year 3 (2001)      9.20%
               Year 4 (2002):     9.40%
               Year 5 (2003):     9.70%
               Year 6 (2004) and  9.90%
               beyond:

          1.5.  "Appreciation Participation" shall have the meaning ascribed to
                 --------------------------
such term by Section 3.1 hereof.

          1.6.  "Business Day" shall mean each Monday, Tuesday, Wednesday,
                 ------------
Thursday or Friday which is not a day on which national banks in the Las Vegas, Nevada or Los Angeles, California are authorized or obligated, by law or executive order, to close.

          1.7.  "Capital Improvements Advance" shall mean a loan in an amount
                 -----------------------------
not to exceed $315,000 made for the sole purpose of funding 50% of the cost of Initial Capital Improvements.

          1.8.  "Course Revenue" shall mean all revenues received (whether by
                 --------------
Lessee or any subtenants, concessionaires or licensees) from or by reason of the operation of the Property, or any other use of the Property, including revenues from memberships (to the extent the membership was sold on or after the date hereof or to the extent revenue is received by Lessee for a membership sold previous to the date hereof), initiation fees (to the extent the membership was sold on or after the date hereof or to the extent such fees are received by Lessee for a membership sold previous to the date hereof), dues, greens fees, fees to reserve a tee time, golf-related guest fees or golf cart rentals, golf-related surcharges, fees or other charges paid to Lessee by sponsors of golf tournaments at the Property, provided, however, that Course Revenue shall not
                             --------  -------
include:

          (a)  Other Revenue;

          (b)  Cash refunds or credits allowed on returns by customers;

          (c) The amount of any city, county, state or federal sales or excise tax on sales, which is both added to the selling price and paid to the taxing authority by Lessee and the amount of any city, county, state, or federal admission tax or use tax, which is paid to the relevant taxing authority by Lessee;

          (d) The actual uncollectable amount of any check or bank draft received by Lessee as payment for goods or services and returned to Lessee from the customer's bank as being uncollectable, but only after Lessee has made reasonable efforts to collect on the check;

          (e) The actual uncollectable amount of any charge or credit account incurred by Lessee for the sale of merchandise or services; provided, however,
                                                            --------- -------
that the credit was extended to the customer by Lessee, and that reasonable efforts to collect said account have been made;

          (f) The actual uncollectable amount of any sale of merchandise or services for which Lessee accepted a credit card; provided, however, that Lessee
                                                  --------- -------
has made reasonable efforts to collect the debt after being notified by the issuing bank of the invalidity or uncollectability of the charge;

          (g) Interest or other charges paid by customers for extension of credit;

          (h) Revenue or proceeds from sales or trade-in on machinery, vehicles, trade fixtures or personal property used in connection with Lessee's operation of the Property;

          (i) The value of any merchandise, supplies or equipment exchanged or transferred from or to other locations or businesses of Lessee where such exchange or transfer is not made for the purpose of avoiding a sale which would otherwise be made from or at the Property;

          (j) Revenue, if any, from receipts in the form of refunds from or the value of merchandise, supplies or equipment returned to shippers, suppliers or manufacturers;

          (k) Revenue, if any, from the amount of any cash or quantity discounts received from sellers, suppliers or manufacturers;

          (1) The amount of any gratuities paid or given by customers to or for employees of Lessee;

          (m) Receipts from the sales of uniforms or clothing required to be worn by employees;

          (n) Revenues from charging employees for meals served or provided to employees of Lessee;

          (o) Receipts from the sale of waste or scrap materials resulting from Lessee's operations;

          (p) Revenue received from any subtenant, concessionaire or licensee, inasmuch as the gross revenue received by such subtenant, concessionaire or licensee is otherwise included in the definition of Course Revenue or Other Revenue;

          (q) Gross revenue received by any sponsor of a golf tournament at the Property, provided that the terms under which Lessee is paid surcharges, fees or other charges by such sponsor would not cause the amounts paid by Borrower to Lender to fail to qualify as "interest" under the Internal Revenue Code Section 856(f), as amended from time to time. All references to Borrower in the preceding clauses (b) through (p) shall include any tenant, subtenant, concessionaire or licensee of Borrower. Moreover, Borrower and/or Lessee may involve the Property in regional or national membership clubs or marketing programs that they may sponsor from time to time. If any such club or marketing programs involve courses or activities of Borrower and/or Lessee other than solely the Property then, unless Lender has approved in writing the club or marketing program, Borrower shall account for Course Revenue and Other Revenue resulting from any use of the Property by participants in such club or marketing program as though such participants had paid full value for the use of the Property without regard to any discount or complimentary arrangement provided to such participants. Lender agrees that it will consider proposals made by Borrower and/or Lessee for membership clubs or marketing programs that involve the Property and will not unreasonably withhold its consent to such programs if Borrower and/or Lessee demonstrates to Lender's reasonable satisfaction that such programs would neither adversely affect the Additional Interest Lender would be entitled to receive under this Note nor otherwise adversely affect the Property; and

          (r) Receipts from the sales of supplies or inventory by Lessee to subtenants, concessionaires, or licensees provided that such sales are at Lessee's cost of such supplies or inventories with no mark-up or premium.

          For purposes of this definition of Course Revenue, all references to Lessee in clauses (a) through (r) above shall also include any subtenants, concessionaires and licensees.

          1.9.  "Deed of Trust" shall mean that certain Deed of Trust,
                 -------------
Assignment of Rents, Security Agreement and Fixture Filing of even date herewith executed by Borrower, as trustor, for the benefit of Lender, as beneficiary, securing this Note and covering the Property, and any and all renewals, modifications or amendments thereof or substitutions therefor.

          1.10.  "Fair Market Value" shall mean the fair market value of the
                  -----------------
Property determined in accordance with the appraisal procedures set forth in
Section 3.1.1 or in such other manner as shall be mutually acceptable to Lender and Borrower. Fair Market Value shall be determined by assuming the Property is unencumbered by the Operating Lease or by the Deed of Trust. The Property shall be valued at its highest and best use which shall be presumed to be as a facility operated in accordance with the provisions of the Operating Lease. The Property shall be valued solely by reference to the value of the Property and not with respect to the tax attributes of the Property as held by Borrower.

          1.11.  "Fiscal Quarter" shall mean the three-month periods (or
                  --------------
applicable portions thereof) in any Fiscal Year from January 1 through March 31, April 1 through June 30, July 1 through September 30 and October 1 through December 31.

          1.12.  "Fiscal Year" shall mean the 12-month period from January 1
                  -----------
through December 31 of each year of the term of this Note, or the applicable portions of the first and last Fiscal Years.

          1.13.  "Improvements" shall mean those certain improvements located or
                  ------------
to be located on the Land.

          1.14.  "Initial Capital Improvements" shall mean capital expenditures
                  ----------------------------
with respect to the Property funded in part with the proceeds of this Note.

          1.15.  "Lessee" shall be American Golf Corporation, a California
                  ------
corporation.

          1.16.  "Loan" shall mean the loan evidenced by this Note.
                  ----
          1.17.  "Loan Documents" shall mean, collectively, this Note, the Deed
                  --------------
of Trust, the Loan Agreement of even date herewith, and all other documents, instruments or certificates representing, evidencing, securing or relating to the Loan.

          1.18.  "Maturity" shall mean the date upon which the Loan matures,
                  --------
whether by expiration of its stated term as set forth in this Note or by acceleration or otherwise.

          1.19.  "Maturity Date" shall have the meaning ascribed to such term by
                  -------------
Section 2.1  hereof.

          1.20.  "Officer's Certificate" shall mean a Certificate of Borrower
                  ---------------------
signed by an officer, representative or trustee of Borrower authorized to so sign.

          1.21.  "Operating Lease" shall mean the Lease, dated August, 1998,
                  ---------------
between Borrower and Lessee, and all amendments, extensions and renewals thereof, covering the Property.

          1.22.  "Other Revenue" shall mean all revenue received (whether by
                  -------------
Borrower, tenants, subtenants, concessionaires or licensees) from or by reason of the Property, relating to (i) the operation of snack bars, restaurants, bars and banquet operations, (ii) golf professionals' shops on the Property, (iii) parking, (iv) fitness centers, (v) tennis facilities, (vi) day care, (vii) non golf-related guest fees, (viii) locker rentals, (ix) bag storage, (x) video games, (xi) vending machines and (xii) fees or other charges paid to Lessee by providers of golf lessons (unless the terms under which Lessee is paid by such provider would cause the amounts paid by Borrower to Lender to fail to qualify as "interest" under Internal Revenue Code Section 856(f), as amended from time to time, in which event the gross revenue received by such provider shall be included in Other Revenue); but excluding (a) the items described in clauses (b) through (p) of the definition of Course Revenue and (b) gross revenue received by any provider of golf lessons, provided that the terms under which Borrower or Lessee is paid fees or other charges by such provider would not cause the amounts paid by Borrower to Lender to fail to qualify as "interest" under Internal Revenue Code Section 856(f), as amended from time to time.

          1.23.  "Overdue Rate" shall mean, on any date, a rate equal to 2.00%
                  ------------
above the Annual Base Interest Rate, but in no event greater than the maximum rate then permitted under applicable law.

          1.24.  "Person" shall mean and includes natural persons, corporations,
                  ------
limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, Indian tribes or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

          1.25.  "Property" shall mean, collectively, that certain land in the
                  --------
County of Clark, State of Nevada, more particularly described in the Deed of Trust.

          1.26.  "Second Closing" shall mean the execution of loan documents as
                  --------------
soon as possible following the date hereof, but in no event later than November 15, 1998 by Borrower and a third party lender in an amount of not more than $10.4 million, and the subsequent repayment of $9,648,535.49 of the principal amount of the Loan.

          1.27.  "Stub Year" shall mean that period of time commencing on the
                  ---------
date hereof and ending on December 31, 1998.

          1.28.  "Transfer of the Course" shall mean any sale, transfer,
                  ----------------------
conveyance, long-term lease (not including the Operating Lease) or other disposition, directly or indirectly, whether by gift, contract for deed or other similar instrument or mechanism, of the beneficial interest in (i) the Course or any part thereof or interest therein or (ii) the Borrower, provided, however, that (x) with respect to Section 3.1, Transfer of the Course shall not include the transfer of less than 20% of the non-voting stock of the Borrower to a third party (including the affiliates of such party) whether in one transaction, or a series of transactions in the aggregate, and (y) with respect to the right of first refusal provisions of the Loan Agreement, Transfer of the Course shall not include a transfer to an Affiliate of Borrower.

                                  ARTICLE 2.

                                 TERMS OF LOAN
                                 -------------

          2.1.  Maturity. Borrower hereby promises to pay to Lender the
                --------
outstanding principal balance of the Loan, together with any unpaid accrued interest thereon at the applicable per annum rate set forth herein, on the fifteenth anniversary of the date hereof (the "Maturity Date").
                                               -------------

          2.2.  Interest. In addition to the Additional Interest (as provided
                --------
below), the Note shall bear interest at an annual rate equal to the Annual Base Interest Rate. Interest shall be cumulative, non-compounding and payable in arrears on and to the last day of each month, commencing on August 31, 1998. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed in the period during which it accrues.

                2.2.1.  Quarterly Calculation and Payment of Additional Interest
                        ------------------------------------ -------------------
each Fiscal Year, Borrower shall calculate (or shall cause Lessee to calculate) and pay to Lender an amount equal to the Additional Interest. The Additional Interest shall be paid in addition to, and not in lieu of, the interest payable monthly at the Annual Base Interest Rate. The amount of the Additional Interest for the Second, Third and Fourth Fiscal Quarters shall account for any interim reconciliations made with respect to prior Fiscal Quarters in such Fiscal Year as certified by Borrower to Lender as provided by this Section 2.2.1, but subject to a final reconciliation as provided by Section 2.2.2. Such Additional Interest shall be paid to Lender, together with an Officer's Certificate setting forth the calculation thereof, within 30 days after the end of each Fiscal Quarter.

                2.2.2.  Annual Reconciliation. Within 60 days after the end of
                        ---------------------
each Fiscal Year, or after the Maturity Date, Borrower shall deliver to Lender an Officer's Certificate setting forth (i) the Course Revenue and the Other Revenue for the Fiscal Year just ended, and (ii) a comparison of the amount of Additional Interest actually paid, if any, during such Fiscal Year versus the amount of Additional Interest actually owing, if any, on the basis of the annual calculation of the Course Revenue and the Other Revenue. If the Additional Interest for such Fiscal Year exceeds the sum of the quarterly payments previously paid by Borrower, Borrower shall pay such deficiency to Lender along with such Officer's Certificate. If the Additional Interest for such Fiscal Year is less than the amount previously paid by Borrower, Lender shall, at Lender's option, either (i) remit to Borrower its check in an amount equal to such difference, or (ii) grant Borrower a credit against the payment of Additional Interest next coming due. The amount of the reconciliation payment, whether in favor of Lender or Borrower, shall bear interest at a rate equal to the rate payable on 90-day U.S. Treasury Bills as of January 1 of the year following the close of such Fiscal Year until the amount of such difference shall be paid or otherwise discharged.

                2.2.3.  Record-keeping. Borrower shall (or shall cause Lessee
                        --------------
to) utilize an accounting system for the Property in accordance with its usual and customary practices and in accordance with cash basis accounting principles which will accurately record all Course Revenue and Other Revenue. Borrower shall (or shall cause Lessee to) retain reasonably adequate records for each Fiscal Year conforming to such accounting system until at least five years after the expiration of such Fiscal Year (and in any event until the reconciliation described in Section 2.2.2 above for such Fiscal Year has been made).

                2.2.4.  Audits. Lender, at its own expense except as provided
                        ------
herein, shall have the right from time to time directly or through its accountants to audit the information set forth in the Officer's Certificate referred to in Section 2.2.2 and in connection with such audits to examine Borrower's books and records with respect thereto (including supporting data, sales tax returns and Borrower's (and Lessee's) work papers). If any such audit discloses a deficiency in the payment of Additional Interest, Borrower shall, within 30 days after demand therefor, pay to Lender the amount of the deficiency, as finally agreed or determined, together with interest at the Overdue Rate from the date when said payment should have been made to the date of payment thereof; provided, however, that as to any audit that is commenced
                    --------- -------
more than 12 months after the date Course Revenue or Other Revenue for any Fiscal Year is reported by Borrower to Lender, the deficiency, if any, with respect to such Course Revenue or Other Revenue shall bear interest as permitted herein only from the date such determination of deficiency is made unless such deficiency is the result of gross negligence or willful misconduct on the part of Borrower (or Lessee). If any such audit discloses that the Course Revenue or Other Revenue generated at the Property for any Fiscal Year exceeds that reported by Borrower by more than five percent, Borrower shall pay the reasonable cost of such audit and examination.

          2.3.  Late Payments of Interest. If any installment of interest or
                -------------------------
other amount payable hereunder shall not be paid on its due date, the amount unpaid shall bear interest, from the due date of such amount to the date of payment thereof, computed at the Overdue Rate on such amount. The payment of said late charge or such interest shall not constitute a waiver, nor excuse or cure, of any default under this Note, nor prevent Lender from exercising any other rights and remedies available to Lender.

          2.4.  Prepayments. Borrower may not prepay the Loan or any portion
                -----------
thereof at any time except as specifically set forth in this Section 2.4. Borrower may prepay the Loan in part in connection with the Second Closing, provided such prepayment is made on or before November 15, 1998 and only in the principal amount of $9,648,535.49. Any prepayment of the Loan resulting from a sale of the Property in foreclosure of the Deed of Trust, shall be accompanied by a premium (the "Prepayment Premium") equal to the Present Value of the Loan
                   ------------------
less the amount of principal of the Loan being prepaid including accrued interest, if any, calculated as of the date of prepayment (the "Prepayment
                                                                ----------
Date"). As a matter of clarification, no Prepayment Premium shall apply in the
----
event of a Transfer of the Property in accordance with Section 3.1.

          For the purposes of determining the Prepayment Premium, the following terms shall have the following meanings set forth below:

          The "Treasury Rate" is the semi-annual yield on the Treasury Constant
               -------------
Maturity Series with maturity equal to the remaining weighted average life of the Loan, for the week prior to the Prepayment Date, as reported in Federal Reserve statistical Release H.15 - Selected Interest Rates, conclusively determined by the Lender on the Prepayment Date. The rate will be determined by linear interpolation between the yields reported in Release H.15, if necessary. (In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate, which selection shall be subject to approval (which shall not be unreasonably withheld or delayed) by Borrower.)

          The "Discount Rate" is the rate which, when compounded monthly, is
               -------------
equivalent to the Treasury Rate, when compounded semi-annually.

          The "Present Value of the Loan" shall be determined by discounting all
               -------------------------
scheduled payments of principal and interest at the Annual Base Interest Rate (as adjusted each year in accordance with the definition set forth in Section
1.3 of this Note) remaining to Maturity of the Loan, attributed to the amount being prepaid, at the Discount Rate. If prepayment occurs on a date other than a regularly scheduled payment date, the actual number of days remaining from the Prepayment Date to the next regularly scheduled payment date will be used to discount within this period.

          2.5.  Manner and Time of Payment. All payments of principal and
                --------------------------
interest hereunder shall be made without defense, setoff and counter-claim and in same day funds and delivered to Bank of America NT&SA, located at 2029 Century Park East, Third Floor, Los Angeles, California 90067 (telephone number
(310) 785-6084) not later than 1:00 p.m., Pacific time, on the due date for the account of Lender, such account number to be provided to Borrower by Lender in writing; funds received by Lender's bank after that time shall be deemed to have been paid by Borrower on the next succeeding Business Day.

          2.6.  Payments on Non-Business Days. Whenever any payment to be made
                -----------------------------
hereunder shall be stated to be due on a date which is not a Business Day, the payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder.

          2.7.  Maximum Interest Rate. No provision of this Note shall require
                ---------------------
the payment or permit the collection of interest in excess of the maximum rate permitted by law over the life of the Loan. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided for herein, the provisions of this paragraph shall govern, and Borrower shall not be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law.

                                  ARTICLE 3.

                          APPRECIATION PARTICIPATION
                          --------------------------

          3.1.  Payment of Appreciation Participation. Subject to the provisions
                -------------------------------------
of Article 6 hereof and the right of Lender to waive the requirements set forth in this Section 3.1 in
        -----------
any particular instance without waiver of its right to obtain payment of the Appreciation Participation at a later date, upon the occurrence of either of (a) a Transfer of the Course, including a transfer to Lender, or (b) the Maturity of the Loan, Borrower shall pay in cash to Lender, in addition to, and not in lieu of, the payments of the Annual Base Interest, Additional Interest and principal payable by Borrower hereunder and all other sums payable by Borrower to Lender in connection with the Loan, the Appreciation Participation. "Appreciation Participation" shall mean an amount equal to 50% of the amount, if any, by which the Fair Market Value exceeds (x) $26,000,000 plus (y) the cost of Initial Capital Improvements; provided, however, that should there be no Second Closing on or before November 15, 1998, "Appreciation Participation" shall mean an amount equal to 87% of the amount, if any, by which the Fair Market Value exceeds (i) $26,000,000 plus (ii) the cost of Initial Capital Improvements.

          Appreciation Participation shall be due and payable upon the consummation of one or more of the events described above, and Borrower promptly shall give notice to Lender of the occurrence of any such event, such notice to be given not less than thirty (30) days in advance of a Transfer of the Property.

               3.1.1.  Determination of Fair Market Value.

               (a)    Appointment of Appraiser. In the event that it becomes
                      ------------------------
          necessary to determine the Fair Market Value of the Property for any purpose of this Note, the party required or permitted to give notice of such required determination shall include in the notice the name of a Person selected to act as appraiser on its behalf. Within 10 days after receipt of any such notice, Lender or Borrower, as the case may be, shall by notice to Borrower or Lender, as the case may be, appoint a second Person as appraiser on its behalf. Each appraiser must be licensed as an appraiser in the State in which the Property is located and be a member of the Appraisal Institute (or any successor organization thereto).

               (b)    Mechanics of Appraisal. After appointment, the appraisers
                      ----------------------
          shall, within 45 days after the date of the notice appointing the first appraiser, determine the Fair Market Value of the Property as of the date it becomes necessary to determine the Fair Market Value (giving effect to the impact, if any, of inflation from that date to the date the appraisers determine such Fair Market Value); provided however, that if only one appraiser shall have been so appointed, or if two appraisers shall have been so appointed but only one such appraiser shall have made such determination within the required 45 days, then the determination of such appraiser shall be final and binding upon the parties.

               (c)    Appraisal Standards. Unless the parties otherwise jointly
                      -------------------
          instruct the appraisers in writing to the contrary, the appraisers shall value the Property at Fair Market Value pursuant to the Uniform Standards of Professional Appraisal Practice and, to the extent not inconsistent therewith, the Appraisal Institute's Standards of Professional Practice, and in accordance with generally accepted appraisal methodology.

               (d) Reconciliation of Appraisals. Subject to subparagraphs (i)
                   ----------------------------
          and (ii) below, if two appraisers shall have been appointed and shall have made their determinations of the Fair Market Value of the Property within the required 45-day period, then the Fair Market Value of that property shall be an amount equal to 50% of the sum of each appraiser's determination.

                    (i) Appointment of Third Appraiser. If the difference
                        ------------------------------
               between the appraisals made pursuant to paragraph (b) shall exceed 10% of the lesser of such amounts, then the appraisers shall have 20 days to appoint a third appraiser. If such appraisers fail to appoint such third appraiser, then either party may request the American Arbitration Association (or any successor organization) or a court (having jurisdiction over such appointment) to appoint the third appraiser. The third appraiser shall be licensed as an appraiser in the State in which the Property is located and be a member of the Appraisal Institute. If a third appraiser is not appointed under this subparagraph
               (i), then the Fair Market Value of the Property shall be determined as provided for in paragraph (d) notwithstanding this subparagraph (i).

                    (ii) Appraisal by Third Appraiser. Any appraiser appointed
                         ----------------------------
               by the original appraisers, by the American Arbitration Association or by an appropriate court shall be instructed to determine the Fair Market Value within 30 days after appointment of such appraiser. The determination of the appraiser which differs most in terms of dollar amount from the determinations of the other two appraisers shall be excluded, and 50% of the sum of the remaining two determinations shall be final and binding upon Lender and Borrower as the Fair Market Value for the Property.

               (e) Validity. Etc. This provision for determination by appraisal
                   -------------
          shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Lender and Borrower shall each pay the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of the third appraiser and shall each pay the fees of its attorneys incurred in connection with each appraisal.

          3.2.  Cooperation. Borrower shall cooperate with the appraisers by
                -----------
providing all information reasonably requested by them in connection with the appraisal process as soon as possible after such request has been received by Borrower.

          3.3.  No Deduction for Negative Appreciation Participation.
                ---------------- -----------------------------------
Notwithstanding any other provision of this Note, Lender in no event shall be liable to Borrower for any reduction in the Fair Market Value. If, at any time it is calculated, Appreciation Participation shall be a negative amount, Lender in no way shall be liable for such amount nor shall there be any reduction in the principal amount of the Loan, the Annual Base Interest Rate or the Additional Interest due hereunder.

          3.4.  Covenants of Borrower. Borrower covenants that it will not hold
                ---------------------
the Property for the purposes of selling it or any portion thereof in the ordinary course of its business, and that it will not cause a Transfer of the Property unless the amounts, if any, paid by Borrower to Lender as a result of such Transfer would fall within the safe harbor (the "Safe Harbor") from
                                                      -----------
"Prohibited Transaction" treatment set forth in Section 857(b)(6)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, Borrower
                                                ----
will take no other actions with respect to the Property which could cause amounts paid by Borrower to Lender at Maturity or otherwise pursuant to the Loan to fail to qualify for the Safe Harbor.

                                  ARTICLE 4.

                          NATURE OF LENDER'S INTEREST
                          ---------------------------

                  IN REVENUES AND APPRECIATION PARTICIPATION
                  ------------------------------------------

          Borrower hereby grants, transfers and assigns to Lender an interest in the revenues from and appreciation of the Property, such interest being comprised of Additional Interest and Appreciation Participation. Borrower shall pay to Lender the aggregate of such amounts as each shall become due and payable under the terms of this Note. Borrower acknowledges and confirms that (i) Borrower and Lender have conferred specifically concerning the contingent and uncertain nature of Lender's interest in such amounts, (ii) Borrower and Lender understand and agree that Lender's interest in such amounts, and each element thereof, payable as a result of this Note, is highly speculative in nature, and
(iii) both the payment and amount, if any, of each element of Lender's interest in such amounts are dependent upon a number of contingencies which are not within Lender's control.

                                  ARTICLE 5.

                                   DEFAULTS
                                   --------

          5.1.  Remedies. It is agreed that time is of the essence in the
                --------
performance of all obligations hereunder. Upon the occurrence of any "Event of Default" under the Loan Agreement, the Deed of Trust or other Loan Documents, Lender may exercise any of the remedies available to it under the Loan Documents, including the option to declare immediately due and payable the entire unpaid principal sum of this Note, together with all accrued interest thereon, and Appreciation Participation.

          5.2.  Waivers. Except as expressly may be provided in the Loan
                -------
Documents, Borrower and any sureties, guarantors and endorsers hereby jointly and severally waive demand, presentment, notice of nonpayment or dishonor, notice of intent to accelerate, notice of acceleration, diligence in collecting, grace, notice and protest and hereby consent to all extensions, without notice, for any period or periods of time and partial payment, before or after maturity, without prejudice to Lender.

          5.3.  Attorneys' Fees. Borrower agrees to pay all costs of collection
                ---------------
when incurred, including but not limited to reasonable attorneys' fees. If any suit or action is instituted to enforce this Note, Borrower promises to pay, in addition to the costs and disbursements otherwise allowed by law, such sum as the court may adjudge to be reasonable attorneys' fees in such suit or action.

                                  ARTICLE 6.

         RELATED INSTRUMENTS: TERMINATION OF PARTICIPATION OBLIGATION
         ------------------------------------------------------------

          This Note is secured by the Deed of Trust and the related Loan Documents. Further, this Note is secured by all instruments from Borrower in favor of Lender which secure the Loan or which recite that this Note is to be secured thereby. This Note shall remain in effect and shall continue to be secured as described above until payment in full of the Loan, unless there has earlier occurred any event specified in Section 3.1 of this Note and payment in full of Lender's interest in Appreciation Participation. Upon the payment in full of this Note and Borrower's satisfaction of all obligations as provided herein, Lender shall deliver to Borrower, at Borrower's sole cost and expense, a release, in recordable form, of the Property and Borrower from the encumbrance of the Deed of Trust and this Note.

                                  ARTICLE 7.

                       MAXIMUM PERMISSIBLE INTEREST RATE
                      ----------------------------------

          In no event whatsoever, whether by reason of advancement of the proceeds under this Note, acceleration of maturity of the unpaid principal balance of this Note, or otherwise, shall the amount paid or agreed to be paid to the holder thereof for the use, forbearance or detention of the money to be advanced thereunder, plus such amount payable hereunder as is adjudicated as constituting interest, exceed the highest lawful rate permissible to be contracted for under the applicable usury law. If, from any circumstance whatsoever, fulfillment of any provision of this Note, the Deed of Trust, or any other Loan Document, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the
                                                            ----------
obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstance, Lender ever shall receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be immediately returned to Borrower upon such determination.

                                  ARTICLE 8.

                           MISCELLANEOUS PROVISIONS
                           ------------------------

          8.1.  Notices. All notices, requests, demands or other communications
                -------
hereunder shall be in writing and shall be addressed and mailed in accordance with the provisions of the Loan Agreement.

          8.2.  Security. Borrower agrees that Lender, without notice to
                --------
Borrower and without affecting the liability of Borrower, may accept additional or substitute security for this Note or may release any security or any party liable for this Note.

          8.3.  Payments. All amounts payable under this Note are payable in
                --------
lawful money of the United States.

          8.4.  No Waiver. No failure to exercise, and no delay in exercising,
                ---------
any right, power or remedy hereunder or under any document delivered pursuant hereto or in connection with the Loan shall impair any right, power or remedy which Lender may have, nor shall any such delay be construed to be a waiver of any such rights, powers or remedies or an acquiescence in any breach or default under this Note or any document delivered pursuant hereto or in connection with the Loan. No waiver of any breach or default of Borrower shall be deemed a waiver of any default or breach subsequently occurring.

          8.5.  Successors and Assigns. This Note shall be binding upon and
                ----------------------
shall inure to the benefit of Borrower, Lender and their respective permitted successors and assigns.

          8.6.  Amendments. No provision of this Note may be amended, modified,
                ----------
supplemented, changed, waived, discharged or terminated, unless Lender consents thereto in writing.

          8.7.  Time of the Essence. Time is of the essence in this Note and in
                -------------------
the performance of each of the covenants and agreements contained herein.

          8.8.  Governing Law. This Note shall be governed by, and shall be
                -------------
construed and enforced in accordance with, the laws of the State of Nevada (but not including its conflict of laws rules).

          8.9.  Disputes. In the event of any conflict, claim, or dispute
                --------
between the parties hereto affecting or relating to the purpose or subject matter of this Note, the prevailing party shall be entitled to receive from the nonprevailing party all reasonable expenses, including, but not limited to, attorneys' fees and accounting fees.

          8.10.  Severability. If any term of this Note, or the application
                 ------------
thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Note, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Note shall be valid and enforceable to the fullest extent permitted by law.

          8.11.  Limitations on Recourse. This Note is subject to the
                 -----------------------
limitations on recourse set forth in Section 6.14 of the Deed of Trust, which are incorporated herein by reference.

          8.12.  Venue. In the case of any dispute arising hereunder, venue will
                 -----
be determined in accordance with the provisions of the Loan Agreement.

          8.13.  Integration. This Note, the Deed of Trust and the Loan
                 -----------
Agreement represent the entire agreement among the parties hereto and supersede any and all prior commitments, term sheets, agreements, representations and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varies by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no unwritten oral agreements among the parties hereto.

          IN WITNESS WHEREOF, the undersigned have executed this Note in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument, as of the date first above written.

                                   BORROWER:

                                   THE BADLANDS GOLF CLUB, INC.,
                                   a Nevada corporation



                                   By:   /s/ Elby J. Beal
                                      --------------------------------
                                   Name:   Elby J. Beal
                                        ------------------------------
                                   Its:    President
                                       -------------------------------

ACKNOWLEDGED AND AGREED:

LENDER:

NATIONAL GOLF OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:  National Golf Properties, Inc.,
     a Maryland corporation,
     its general partner



     By:    /s/ Scott S. Thompson
        --------------------------------
     Name:   Scott S. Thompson
          ------------------------------
     Its: General Counsel/Vice President
         -------------------------------

                                   EXHIBIT A
                                   ---------


                        Legal Description of the Property

                               LEGAL DESCRIPTION
                               -----------------

                                       OF
                                       --

                               BADLANDS GOLF CLUB
                               ------------------


                                      A-2